Exhibit 99.1

2017 JP Morgan Healthcare Conference January 11, 2017 © 2017 Idera Pharmaceuticals

Forward Looking Statements and Other Important Cautions This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding the Company's strategy, future operations, collaborations, intellectual property, cash resources, financial position, future revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Idera cannot guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company's forward-looking statements. There are a number of important factors that could cause Idera's actual results to differ materially from those indicated or implied by its forward-looking statements. Factors that may cause such a difference include: whether interim results from a clinical trial will be predictive of the final results of the trial, whether results obtained in preclinical studies and clinical trials will be indicative of the results that will be generated in future clinical trials, including in clinical trials in different disease indications; whether products based on Idera's technology will advance into or through the clinical trial process on a timely basis or at all and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether, if the Company's products receive approval, they will be successfully distributed and marketed; and such other important factors as are set forth under the caption "Risk Factors" in the Company's Annual Report and on Form 10-Q for the period ended September 30, 2016. Although Idera may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

Happy New Year!!!! 3

2016 Achievements - 4 Completed Enrollment in Phase 1 Dose Escalation IMO-2125 Trial – IPI Arm Commenced Dosing Phase 1 Dose Escalation IMO-2125/Pembro Arm Presented Clinical and Translational Data at SITC Designed clinical program to approval in PD-1 Refractory Melanoma Planned additional IMO-2125 trials beyond PD-1 refractory melanoma Opened IMO-8400 Phase 2 Trial in Dermatomyositis – 20 Sites initiated and enrollment underway Increased number of 3GA compounds to 22 gene targets for potential development Executed out-licensing agreement for IMO-9200 to Vivelix Strengthened company balance sheet extending cash runway through next 18 months - Leading to Pivotal 2017

Addressing Immuno-Oncology’s Unmet Need - Intra-tumoral IMO-2125

Tumor Microenvironment is Key to Improving Treatment Outcomes Despite success of checkpoint inhibitor (CPI) therapy, a significant proportion of patients do not benefit Combination of CPIs offers modest improvement juxtaposed by increased toxicity Limited options after failure of anti PD-1 therapy Ipilimumab provides 13% ORR1 Provides path to regulatory approval Melanoma is the fastest-increasing tumor worldwide2 - significant unmet medical need remains IMO-2125 Initial Development/Commercialization Target is PD-1 Refractory Melanoma 1 Long GV, SMR, 2016 2Weinstock MA. Epidemiology, Etiology, and Control of Melanoma. Med Health R I. 2001;84(7):234-236 6

Intra-tumoral IMO-2125 Mechanism of Action Immune Activation in Local Tumor has been Observed to Lead to Systemic Effect in both Animal and Human Trials 7 Intratumoral administration of IMO-2125 Draining Lymph node Primed T-cells migrate to distant tumor sites Metastases are targeted by primed T-cells Increased TIL Infiltration IFN-α TLR9 Dendritic Cells Tumor specific antigens NK cells CD8+ T-cells 7

Demonstration of Clinical and Translational Responder 58 y/o WM with BRAF wild-type melanoma originating base of penis Metastases to inguinal lymph nodes and liver Rapid progression on nivolumab (4 cycles) prior to enrollment Received 6 doses IMO and 3 doses ipi (last one held for hypophysitis) Well-known AE deemed related to ipi Patient 003 – 4mg IMO-2125 Cohort 8

DC Maturation in the Injected Tumor Patient 003 – 4mg IMO-2125 Cohort 9 Graphical representation Pre-dose 24 hours post i.t. IMO-2125 injection IMO-2125 IFN-α and Th1-type immune response T-cells mDCs B-cells Macrophages Neutrophils NK cells Migration and expansion of T-cells pDCs B-cells pDCs Blockade with CPIs

IMO-2125 IFN-α and Th1-type immune response T-cells mDCs B-cells Macrophages Neutrophils NK cells Migration and expansion of T-cells pDCs B-cells pDCs Blockade with CPIs T-cell Activation Occurring in the Injected and Distant Tumor Patient 003 – 4mg IMO-2125 Cohort Graphical representation Injected Tumor Distant Tumor CD45+ cells CD56+ of CD8+ cells Ki67+ of CD8+ cells CD45+ cells 10

IMO-2125 IFN-α and Th1-type immune response T-cells mDCs B-cells Macrophages Neutrophils NK cells Migration and expansion of T-cells pDCs B-cells pDCs Blockade with CPIs 11 Non-responding patient Responding patient predose C3W8 Frequency of total T cell clones predose C3W8 Frequency of total T cell clones Expansion of top T-cell clones in the distant lesions, induction of IFN-γ Patient 003 – 4mg IMO-2125 Cohort IFN-γ Patient 003 Remains PR at 6 Mos. Visit

Additional Clinical Responder Case Study 68 y/o male with BRAF wt melanoma, metastatic to lung (bulky), pleura, LN, widespread soft tissue Marked progression on Nivo + Urelumab (anti-4-1BB) Marked progression w/ severe dyspnea Referred to hospice Pleural effusion drained, then begun on study treatment Received 6 doses IMO + 4 doses ipi Dramatic response after 6 wks of therapy Investigator-assessed CR at 5 months Patient 004 – 8mg IMO-2125 Cohort 12

Post-Therapy 08/2016 Pre-Therapy 03/2016 Injected Lesion Distant Lesions Tumor Imaging: Patient 004 Remains a CR at 6 Months Visit Ipilimumab 3mg plus i.t. IMO-2125 8 mg 13

IMO-2125-ipilimumab Combination Development Cohort 1 (IMO 4 mg + ipi 3 mg/kg) Cohort 2 (IMO 8 mg + ipi 3 mg/kg) Cohort 3 (IMO 16 mg + ipi 3 mg/kg) Cohort 4 (IMO 32 mg + ipi 3 mg/kg) Cohort 5 (Backfill) (IMO 8 mg + ipi 3 mg/kg) Cohort 6 (Backfill if needed) (IMO tbd + ipi 3 mg/kg) Enrollment Completed Phase 2 (N=21) Ongoing Planned Additional sites are being added in 1H17 for Phase 2 14

15 Durable Responses with Prolonged Stabilization of Disease

IMO-2125 in PD1 Refractory Melanoma Path Forward January data-cut for Q1 2017 EOP1 FDA Meeting Phase 2 Dose selection anticipated by end of Q2 2017 Seamless initiation of Phase 2 portion (N=21) Phase 3 design to be finalized post FDA meeting 16

IMO-2125 Beyond Melanoma To further capitalize in 2017 we plan to: Initiate Phase 1 Multi-tumor type Monotherapy Trial – Q1 Critical for registration and exploratory purposes Initiate Phase 2 combo basket study – 2H Multiple CPI combos, multiple tumor types Multiple discussions underway for potential clinical development partnerships Mechanism of Action Supports Broader Expansion 17 17

Long-term Expansion Opportunity Significant

INTRODUCE → **EXPAND** → **TRANSFORM**

Unresectable metastatic melanoma

- Maturing I/O market primed for combo
- High unmet need in anti-PD1-refractory patients



Est. U.S. addressable patient population at 2025[1]
13,000
20,000
1L
PD1-refractory

Emerging I/O addressable tumors

- Moderate response to cornerstone anti-PD1
- PD-L1 expression guided treatment is restrictive



Est. U.S. addressable patient population at 2025[1,2]
70,000
160,000
1L
PD1-refractory

"Cold" tumors unaddressable with current I/O

- Significant opportunity in tumors with:
  - Low mutation load
  - Low dendritic cell infiltration
- Bioinformatics research ongoing to identify attractive tumor targets

[1] Proprietary Idera Commercial Research
[2] NSCLC, head and neck, RCC and bladder only

idera

© 2017 Idera Pharmaceuticals

18

Providing Hope for a Serious Rare Condition - IMO-8400 to Treat Dermatomyositis

Dermatomyositis Rare, debilitating, inflammatory condition associated with increased risk of pre-mature death Multisystem disorder affecting both skin and muscle Twice as common in women as men Affects roughly 25K adults in the U.S. Current treatments have limited efficacy and serious side effects TLR antagonism may disrupt autoimmune cycle of tissue damage to improve disease symptoms 20 Phase 2 Trial Enrollment Underway

Phase 2 Data Expected in 2018 Study 211: Double-Blind, Placebo-Controlled Phase 2 Trial 24 weeks 0.60 mg/kg weekly Placebo Study Design 24-week randomized, double-blinded placebo-controlled assessment Major Eligibility Criteria DM diagnosis, aged 18-75 years, active skin and muscle disease, stable regimen of con-meds Primary endpoint CDASI activity score Exploratory endpoints MMT-8, 10-meter run walk, Timed Up and Go test, Four Stair Climb, 5D itch scale, SF-36 health survey Randomization N = 12 N = 12 Screening: ≤ 28 days N = 12 1.8 mg/kg weekly 21

Platform of Unlimited Possibilities - Demonstrating the Potential of 3GA

Why is a better RNA-directed technology needed ? 3GA may realize the full potential of antisense technology for the treatment of diverse diseases 3GA designed to overcome the limitations of the first and second generation antisense technology: Immunotoxicities Therapeutic Index Current RNA-focused Platform Technologies Remain Flawed Assays were conducted with antisense constructs in Hepa 1-6 cells; RNA levels were quantified by qPCR % PCSK9 mRNA Expression 23 23

3GA Development to Date Therapeutic areas range across: Rare diseases, oncology, autoimmune disorders, metabolic conditions, single-point mutations, etc. Ongoing activity ranges from cell culture through IND-enabling toxicology Current portfolio feeds potential for both internal development candidates and partnering opportunities 22 3GA Compounds Developed to Specific Gene Targets Across Wide Variety of Therapeutic Areas 24 1st Clinical Candidate for Idera Development Selected

First 3GA Candidate Selected to Enter Clinic For strategic and competitive purposes, Idera to withhold naming selected target until 2H 2017 Well-established liver Target Available pre-clinical animal models Well-known clinical endpoints Potential for broad and rare disease applications Potential Value Drivers Establishment of human proof of concept for platform in 2018 Differentiation from other RNA-based therapeutic platforms (Improved safety/efficacy) Opportunity to Validate Technology Platform / Advance Into Late Stage Development 25

PROGRAM	MECHANISM	INDICATION	COMMERCIAL RIGHTS	DISCOVERY	PHASE 1	PHASE 2	PIVOTAL
IMMUNO-ONCOLOGY	TLR9 Agonist	IMO-2125 Refractory PD-1 Metastatic Melanoma / CPI Comb.	idera				
		IMO-2125 Monotherapy Additional Tumor Types					
		IMO-2125 Combo Additional Tumor Types – CPI Comb.					
RARE DISEASES	TLR 7,8,9 Antagonist	IMO-8400 Dermatomyositis	idera				
	3GA-NLRP3	3GA Undisclosed Indication					
	3GA-DUX4	3GA Undisclosed Indication					
PARTNERED PROGRAMS	3GA	3GA Renal Diseases	gsk				
	TLR 7,8,9 Antagonist	IMO-9200 Autoimmune Diseases	Vivelix				
Partnering Opportunities – Idera-Sponsored Clinical Development Suspended	TLR 7,8,9 Antagonist	IMO-8400 B-Cell Lymphoma	idera				

idera 26
© 2017 Idera Pharmaceuticals

Near Term Expected Deliverables IMO-2125 Data Updates and Major Medical Meetings Throughout 2017 Feb 2017 – IMO-2125 Melanoma Study Phase 1 Clinical Data (ASCO-SITC) Q1 2017 – Initiate Phase 1 IMO-2125 Monotherapy in Multiple Refractory Solid Tumors Clinical Trial 2H 2017 – Enroll IMO-2125 Phase 2 Expansion in Ongoing Clinical Trial 2H 2017 – Initiate Phase 2 IMO-2125 Combination Trial in Multiple Refractory Solid Tumors Clinical Trial 2H 2017 – Complete Enrollment of IMO-8400 Dermatomyositis Trial 2H 2017 – Announce Undisclosed 3GA Development Target and Plan Q1 2018 – File IND for First 3GA Compound Q1 2018 – Initiate and Enroll First 3GA Clinical Trial 27 Anticipated R&D Day in 2H 2017

Thank You